Exhibit 10.1

FIRST AMENDMENT TO
ASSET PURCHASE AGREEMENT

This First Amendment to Asset Purchase Agreement (this “First Amendment”) is entered into by and between Aytu Bioscience, Inc., a Delaware corporation (“Buyer”), and Cerecor Inc., a Delaware corporation (“Seller”), as of November 1, 2019.

WHEREAS, Buyer and Seller are parties to that certain Asset Purchase Agreement dated October 10, 2019 (the “Original Agreement”); and

WHEREAS, pursuant to Section 7.10 thereof, Buyer and Seller wish to amend the Original Agreement on the terms and conditions set forth in this First Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth herein and in the Original Agreement, the parties agree as follows:

1. Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

2. Amendment of Section 1.1. The definition of “Aytu Preferred Stock” in Section 1.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Aytu Preferred Stock” means a series of convertible preferred stock of Buyer having the terms and conditions set forth in the form of Preferred Stock Designation in Exhibit 1.1 hereto, which shall be non-transferable for a period beginning on the date of issuance and ending on the earlier of (i) July 1, 2020 or (ii) the date such preferred stock is converted into shares of AYTU Common Stock.”

3. Amendment of Section 1.1. The definition of “Deerfield Obligation” in Section 1.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Deerfield Obligation” means (i) the remaining Fixed Payments (as defined in the Deerfield Agreement and amended by the Deerfield Waiver) beginning on October 31, 2019, totaling $16,575,000, and detailed on Appendix A of the Deerfield Waiver, and (ii) the Deferred Consideration (as defined in the Deerfield Agreement and amended by the Deerfield Waiver).”

Additionally, any references to the Deerfield Obligation in the Schedules are also hereby amended to reflect such obligations as stated in Appendix A to the Deerfield Waiver.

4. Amendment of Section 6.3(f). Section 6.3(f) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“The aggregate amount required to be paid by Seller under Sections 6.1(a)-(b) or by Buyer under Sections 6.2 (a)-(b) shall not exceed the Cash Consideration.”

5. Amendment of Schedule 2.2(a)(ii). Schedule 2.2(a)(ii) attached to the Original Agreement is hereby deleted in its entirety and replaced with Schedule 2.2(a)(ii) attached hereto as Exhibit A.

6. Amendment to Schedule 2.2(a)(iii). Schedule 2.2(a)(iii) attached to the Original Agreement is modified such that the information under the heading “Domain Name Registrations” is hereby deleted in its entirety and replaced with the information attached hereto as Exhibit B.

7. Amendment to Supply Agreement Reference. All references to the “Supply and Distribution Agreement between Tris Pharmaceuticals, Inc. and FSC Laboratories, Inc., dated August 9, 2013, as amended August 13, 2014 and February 24, 2016 (related to Karbinal ER)” included in the Original Agreement and Schedules are hereby deleted in their entirety and replaced with the “Supply and Distribution Agreement between Tris Pharmaceuticals, Inc. and FSC Laboratories, Inc., dated August 9, 2013, as amended August 13, 2014, February 24, 2016 and October 29, 2019 (related to Karbinal ER)”.

8. Amendment of Exhibit 1.1. The Form of Preferred Stock Designation attached as Exhibit 1.1 of the Original Agreement is hereby deleted in its entirety and replaced with the Form of Preferred Stock Designation attached hereto as Exhibit C.

9. Full Force and Effect. Except as modified and amended by this First Amendment, the terms and conditions of the Original Agreement remain in full force and effect.

10. Conflict. In the event of conflict between the provisions of the Original Agreement and this First Amendment, the provisions of this First Amendment shall control.

11. Counterparts; Electronic Signatures. This First Amendment may be executed in one or more counterparts (including by transmission-mail), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed as of the date first set forth above.

BUYER:

AYTU BIOSCIENCE, INC.

By: /s/ Joshua R. Disbrow
Name: Joshua R. Disbrow
Title ___________________________

SELLER:

CERECOR INC.

By: _____________________________
Name: __________________________
Title: ___________________________

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